                                                                   EXHIBIT 10.11

          INVESTOR RIGHTS AGREEMENT dated as of the Original Issue Date (this "Agreement") among SALT HOLDINGS CORPORATION, a Delaware corporation (the
 ---------
"Company") and the HOLDERS that are parties hereto.
 -------

          WHEREAS, each Holder deems it to be in the best interest of the Company and the Holders that provision be made for the continuity and stability of the business and policies of the Company, and, to that end, the Company and the Holders hereby set forth herein their agreement with respect to the Common Stock, Preferred Stock and Options owned by them.

          NOW, THEREFORE, in consideration of the premises and of the mutual consents and obligations hereinafter set forth, the parties hereto hereby agree as follows:

     Section 1. Definitions.
                -----------

          As used in this Agreement:

          "Affiliate" of the Company or YBR means a Person that directly, or
           ---------
indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, the Company or YBR, as applicable. As used in this definition, the term "control," including the correlative terms "controlling," "controlled by" and "under common control with," means possession, directly or indirectly, of the power to direct or cause the direction of management or policies (whether through ownership of securities or any partnership or other ownership interest, by contract or otherwise) of a Person. The term "Affiliate" shall not include at any time any portfolio companies of Apollo Management V, L.P. or its Affiliates.

          "Affiliate" of a Holder (other than YBR) means: (i) any member of the
           ---------
immediate family of an individual Holder, including parents, siblings, spouse and children (including those by adoption); the parents, siblings, spouse, or children (including those by adoption) of such immediate family member, and in any such case any trust whose primary beneficiary is such individual Holder or one or more members of such immediate family and/or such Holder's lineal descendants; (ii) the legal representative or guardian of such individual Holder or of any such immediate family members in the event such individual Holder or any such immediate family members becomes mentally incompetent; and (iii) any Person controlling, controlled by or under common control with a Holder. As used in this definition, the term "control," including the correlative terms "controlling," "controlled by" and "under common control with," means possession, directly or indirectly, of the power to direct or cause the direction of management or policies (whether through ownership of securities or any partnership or other ownership interest, by contract or otherwise) of a Person. The term "Affiliate" shall not include at any time any portfolio companies of Apollo Management V, L.P or its Affiliates.

          "Apollo Group" means Apollo Investment Fund V, L.P., a Delaware
           ------------
limited partnership, Apollo Overseas Partner V, L.P. and each of their respective Affiliates.

          "Asset Sale" means the sale of all or substantially all of the assets
           ----------
of the Company to a Person or Group which is not an Affiliate of YBR.

          "Board" means the Board of Directors of the Company and any duty
           -----
authorized committee thereof. All determinations by the Board required pursuant to the terms of this Agreement to be made by the Board shall be binding and conclusive.

          "Cause" means a Non-YBR Holder's (a) conviction of a felony or crime
           -----
of moral turpitude (other than a traffic violation), (b) willful commission of any action that is materially harmful to the Company or its Affiliates on a consolidated basis (other than any action taken in good faith utilizing such Non-YBR Holder's business judgement), or (c) failure to follow any lawful communicated directive of the Board delivered to the Non-YBR Holder.

          "Come Along Option" has the meaning ascribed to such term in Section
           -----------------
4.2(b).

          "Common Stock" means: (a) all shares of the voting or non-voting
           ------------
common stock of the Company owned by each of the Holders on the date hereof; (b) all shares of the voting or non-voting common stock hereafter issued by the Company to or acquired by any Holder, whether in connection with a purchase, issuance, grant, stock split, stock dividend, reorganization, warrant, option, convertible security, right to acquire, deferred compensation plan or otherwise; and (c) all securities of the Company or any other Person which any Holder acquires in respect of his, her or its shares of Common Stock in connection with any exchange, merger, recapitalization, consolidation, reorganization or other transaction to which the Company is a party. All references herein to Common Stock owned by a Holder include the community interest or similar marital property interest, if any, of the spouse of such Holder in such Common Stock. The term "common stock" means any stock of any class of the Company which has no preference in respect of dividends or of amounts payable in the event of any voluntary or involuntary liquidation, dissolution or winding up of the Company and which is not subject to redemption by the Company (whether or not shares of such class have voting rights).

          "Control Disposition" means a Disposition which would have the effect
           -------------------
of transferring to a Person or Group that is not an Affiliate of YBR a number of shares of Common Stock such that, following the consummation of such Disposition, such Person or Group possesses the voting power to elect a majority of the Board (whether by merger, consolidation or sale or transfer of Common Stock).

          "Disposition" means any direct or indirect transfer, assignment, sale,
           -----------
gift, pledge, hypothecation or other encumbrance, or any other disposition, of Common Stock or Preferred Stock (or any interest therein or right thereto) or of all or part of the voting power (other than the granting of a revocable proxy) associated with the Common Stock or Preferred Stock (or any interest therein) whatsoever, or any other transfer of beneficial ownership of Common Stock or Preferred Stock whether voluntary or involuntary, including, without limitation
(a) as a part of any liquidation of a Non-YBR Holder's assets or (b) as a part of any reorganization of a Non-YBR Holder pursuant to the United States or other bankruptcy law or other similar debtor relief laws; provided, that (i) without
                                                    --------
limiting restrictions contained in this Agreement, pledge arrangements which may be entered into by a Non-YBR Holder pledging his, her or its Common Stock or Preferred Stock to banks or other bona fide sources of financing and any transactions contemplated thereby, shall not constitute a Disposition, and (ii) the participation by a Non-YBR Holder in a proposed underwritten public offering of common stock or preferred stock of the Company (including the entry into an underwriting agreement, a custody agreement and other agreements ordinarily executed by selling Holders in connection therewith), which public offering, if consummated, would constitute a Qualified Public Offering, and the consummation thereof, or the participation by a Non-YBR Holder in any other registration pursuant to any demand or piggyback registration rights that such Non-YBR Holder may have pursuant to any registration rights or similar agreement with the Company and the consummation thereof, shall not constitute a Disposition, it being understood that, if such proposed underwritten public offering is terminated or abandoned prior to consummation or is not consummated in a manner which constitutes a Qualified Public Offering, or such other registration is terminated or abandoned prior to consummation or is not consummated, the Common Stock or Preferred Stock of such participating Non-YBR Holder shall remain subject to this Agreement and no Disposition thereof (whether pursuant to agreement entered into in connection with such proposed underwritten public offering or otherwise) shall be permitted hereunder without compliance with the terms of this Agreement. The term Disposition shall include a Control Disposition.

          "Divorced Non-YBR Holder" has the meaning ascribed to such term in
           -----------------------
Section 2.1.

          "Divorced Spouse" has the meaning ascribed to such term in Section
           ---------------
2.1.

          "Eligible Offerees" means the Company and YBR.
           -----------------

          "Exchange Act" means the Securities Exchange Act of 1934, as amended,
           ------------
and the rules and regulations thereunder.

          "Fair Market Value of the Shares of Common Stock" means as of any
           -----------------------------------------------
particular date (the "Determination Date") for a share of Common Stock the ratio
                      ------------------
of (a) the sum of (i) the product of (A) the ratio of (I) the cash purchase price paid by YBR, the Apollo Group and their Affiliates for the equity of the Company as of the Original Issue Date plus the value of the equity retained by IMC Global, Inc. on the Original Issue Date plus or minus any post-closing adjustments made in connection with the agreement evidencing the merger between an affiliate of YBR and the Company to (II) the Company's consolidated earnings before interest, taxes, depreciation and amortization ("EBITDA") for the 12
                                                        ------
months prior to the Original Issue Date as described in the Company's applicable high yield prospectus and (B) the Company's EBITDA for the 12 months prior to the Determination Date calculated on the same basis as EBITDA was calculated for the 12 months prior to the Original Issue Date plus (ii) the amount that would be received by the Company upon the exercise of all Options outstanding that have an exercise price that is less than the fair market value per share of Common Stock as of the Determination Date, such fair market value to be determined assuming the receipt of amounts for the exercise of all Options outstanding unless after such assumption the fair market value per share of Common Stock is less than the exercise price per share of the Options ("In the
                                                                        ------
Money Options") minus (iii) the amount of the Company's net debt and Fair Market
-------------
Value of the Shares of Preferred Stock as of the Determination Date to (b) the number of shares of Common Stock outstanding as of the Determination Date determined on a fully diluted basis (including the number of shares subject to In-the Money Options as of such date). For purposes of this definition of Fair Market Value of the Shares of Common Stock, EBITDA for the 12 months prior to the Determination Date shall be adjusted to take into account a materially good or bad winter pursuant to the terms agreed to by YBR and the Company's Chief Executive Officer, which terms shall be set forth on Annex I hereto (or other factors that may be appropriate from time
             -------
to time). The Company shall deliver a written notice to Holders on a quarterly basis of such Fair Market Value.

          "Fair Market Value of the Shares of Preferred Stock" means the per
           --------------------------------------------------
share fair market value of the outstanding Preferred Stock of the Company, which shall be calculated as of any Determination Date as the sum of the Original Cost and the value of the dividends accrued, but not paid, to the Preferred Stock as such fair market value was last determined in good faith by the Board prior to the Offer or, if the Board determines in good faith that such fair market value has materially changed from the amounts as last determined by the Board prior to the Offer, the fair market value as determined in good faith by the Board as of the most recent practicable date prior to the Offer; provided, however, that if
                                                     --------  -------
shares of Preferred Stock are publicly traded or quoted at the time of any Offer, then the fair market value of such shares shall be the most recently quoted trading price on the business day immediately prior to the Offer. The Board shall have no obligation to determine such fair market value at any time. Neither the Company nor any officer, director, employee or agent of the Company shall have any liability with respect to valuation of shares of Preferred Stock that are bought or sold at the fair market value, as determined pursuant to this paragraph even though the fair market value, as so determined, may be more or less than actual fair market value, and shall be fully protected in relying in good faith upon the records of the Company and upon information, opinions, reports or statements presented to the Company by any Person as to matters which the Company or such director, officer, employee or agent reasonably believes are within such other Person's professional or expert competence and who has been selected with reasonable care by or on behalf of the Company. The fair market value of Preferred Stock as of the date of this Agreement and until the first determination of fair market value thereof by the Board shall, for purposes of this paragraph, be deemed to be Original Cost, subject to appropriate adjustment by the Board for stock splits, stock dividends, combinations and similar transactions. The Company shall deliver a written notice to Holders on a quarterly basis of such Fair Market Value.

          "Good Reason" means voluntary resignation after any of the following
           -----------
actions are taken by the Company or any of its subsidiaries without the Non-YBR Holder's consent: (a) the continued failure to pay compensation when due to the Non-YBR Holder for more than 30 (30) days; (b) a significant diminution in the responsibilities or authority of the Non-YBR Holder; (c) a significant diminution in the annual base compensation and other benefits to be paid to the Non-YBR Holder (but not including any diminution related to a broader compensation or benefit reduction that is not limited to any particular employee) or (d) relocation of the Non-YBR Holder's primary work place beyond a fifty (50) mile radius of the employee's current location; provided, that none of the events described in the foregoing clauses (a), (b), (c) or (d) shall constitute Good Reason unless the Non-YBR Holder shall have notified the Company in writing describing the events which constitute Good Reason and then only if the Company shall have failed to cure such event within 30 days after the Company's receipt of such written notice.

          "Group" shall have the meaning ascribed thereto in Section 13(d)(3) of
           -----
the Exchange Act.

          "Holders" means the holders of securities of the Company (and the
           -------
Persons who have a right to receive securities of the Company pursuant to Options or any deferred compensation plan) who are parties hereto or to any other similar investor rights agreement or stockholders agreement.

          "Initial Purchased Shares" shall mean, with respect to each Non-YBR
           ------------------------
Holder, all shares of Common Stock and Preferred Stock (a) purchased by such Non-YBR Holder as of the Original Issue Date and (b) issuable to such Non-YBR Holder pursuant to a distribution from the Company's Senior Executives' Deferred Compensation Plan pursuant to any deferral election made thereunder on or prior to the Original Issue Date, and any securities of the Company which may be issued or distributed with respect to, or in exchange or substitution for, or conversion of, such Initial Purchased Securities.

          "IRA" has the meaning ascribed to such term in Section 6.2(c).
           ---

          "Material Agreement" has the meaning ascribed to such term in Section
           ------------------
4.1.

          "Non-Initial Purchased Shares" shall mean all shares of Common Stock
           ----------------------------
or Preferred Stock that may be purchased by, transferred to, or are otherwise held by, any Non-YBR Holder (whether upon the exercise of an Option or otherwise) other than Initial Purchased Shares.

          "Non-YBR Holders" means Holders other than the Company and YBR.
           ---------------

          "Notice" has the meaning ascribed to such term in Section 4.1.
           ------

          "Offer" has the meaning ascribed to such term in Section 2.1, 2.2,
           -----
2.3, 2.4 or 2.5, as applicable.

          "Option" means the options issued to Holders pursuant to the Company's
           ------
2001 Stock Option Plan, as it is amended, supplemented or restated from time to time, or any other option plan approved by the Company.

          "Original Cost" means:
           -------------

               (a) With respect to a share of Common Stock, $10 per share, subject to appropriate adjustment by the Board for stock splits, stock dividends, combinations and similar transactions; and

               (b) With respect to a share of Preferred Stock, $1,000 per share, subject to appropriate adjustment by the Board for stock splits, stock dividends, combinations and similar transactions.

          "Original Issue Date" means the date of consummation of the merger
           -------------------
between YBR and the Company.

          "Person" shall be construed broadly and shall include, without
           ------
limitation, an individual, a partnership, a corporation, an association, a joint stock company, a limited liability company, a trust, a joint venture, an unincorporated organization and a governmental entity or any department agency or political subdivision thereof.

          "Piggy-Back Registration Rights" has the meaning ascribed to such term
           ------------------------------
in Section 10.

          "Preferred Stock" means shares of any class of preferred stock of the
           ---------------
Company issued and outstanding as of the Original Issue Date or any exchange debentures issued in exchange for such preferred stock pursuant to its terms.

          "Proportionate Percentage" means, with respect to any Holder, (i) in
           ------------------------
respect of shares of Common Stock, a fraction (expressed as a percentage) the numerator of which is the total number of shares of Common Stock held by such Holder (including any shares of Common Stock that such Holder purchases pursuant to any Option exercised in connection with the applicable Section 4.2 Transaction or any shares distributed pursuant to any deferred compensation plan in connection with the applicable Section 4.2 Transaction) and the denominator of which is the total number of shares of Common Stock outstanding at the time of determination (including any shares of Common Stock that such Holder purchases pursuant to any Option exercised in connection with the applicable
Section 4.2 Transaction or any shares distributed pursuant to any deferred compensation plan in connection with the applicable Section 4.2 Transaction) and
(ii) in respect of the Preferred Stock, a fraction (expressed as a percentage) the numerator of which is the total number of shares of Preferred Stock held by such Holder and the denominator of which is the total number of shares of Preferred Stock outstanding at the time of determination.

          "Public Sale" means any sale, occurring simultaneously with or after
           -----------
an initial public offering, of Common Stock or Preferred Stock to the public pursuant to an offering registered under the Securities Act or to the public in the manner described by the provisions of Rule 144(f).

          "Purchase Price" means, subject to adjustment pursuant to Section 3.5
           --------------
and the provisions of this paragraph, (i) for purposes of the purchase of Securities Subject to the Offer under Sections 2.1, 2.2, 2.3 or 2.5, and shares of Common Stock or Preferred Stock purchased by a Divorced Non-YBR Holder or a Surviving Non-YBR Holder under Sections 2.1 or 2.2, the Original Cost of such Securities Subject to the Offer and (ii) for purposes of the purchase of Securities Subject to the Offer under Section 2.4, the Fair Market Value of the shares of Common Stock and the Fair Market Value of the Shares of Preferred Stock.

          "Qualified Public Offering" means an underwritten public offering of
           -------------------------
Common Stock by the Company pursuant to an effective registration statement filed by the Company with the Securities and Exchange Commission (other than on Forms S-4 or S-8 or successors to such forms) under the Securities Act, pursuant to which the aggregate offering price of the Common Stock sold in such offering is at least $100,000,000.

          "Qualified Preferred Public Offering" means an underwritten public
           -----------------------------------
offering of Preferred Stock by the Company pursuant to an effective registration statement filed by the Company with the Securities and Exchange Commission (other than on Forms S-4 or S-8 or successors to such forms) under the Securities Act, pursuant to which the aggregate offering price of the Preferred Stock sold in such offering is at least $50,000,000.

          "Receipt Notice" has the meaning ascribed to such term in Section 3.4.
           --------------

          "Required Voting Percentage" means a majority of the shares of Common
           --------------------------
Stock outstanding owned by the Holders as of the date the vote is taken and the vote of the shares of Common Stock owned by YBR.

          "Sale Notice" has the meaning ascribed to such term in Section 4.2(a).
           -----------

          "Section 4.2 Transaction" has the meaning ascribed to such term in
           -----------------------
Section 4.2(a).

          "Securities Act" means the Securities Act of 1933, as amended, and the
           --------------
rules and regulations thereunder.

          "Securities Subject to the Offer" means: (i) with respect to an Offer
           -------------------------------
required under Section 2.1, all shares of Common Stock and Preferred Stock transferred to or retained by or vested in the Divorced Spouse (defined therein) and not elected to be purchased by the Divorced Non-YBR Holder (as defined therein) within the time limits specified in that section, and no others; (ii) with respect to an Offer required under Section 2.2, all shares of Common Stock and Preferred Stock vesting in or transferable to any heir or legatee of the deceased spouse other than the Surviving Non-YBR Holder (as defined in that Section) and not elected to be purchased by the Surviving Non-YBR Holder within the time limits specified in that Section, and no others; and (iii) all shares of Common Stock and Preferred Stock owned by a Non-YBR Holder required to make an Offer under Sections 2.3, 2.4 and 2.5.

          "Subject Employee" has the meaning ascribed to such term in Section
           ----------------
6.2(c).

          "Surviving Non-YBR Holder" has the meaning ascribed to such term in
           ------------------------
Section 2.2.

          "Tag Along Holder" has the meaning ascribed to such term in Section
           ----------------
4.2(a).

          "Tag Along Notice" has the meaning ascribed to such term in Section
           ----------------
4.2(a).

          "YBR" means YBR Holdings LLC, a Delaware limited liability company.
           ---

     Section 2. General Rule.
                ------------

          Without limiting Section 7, except as expressly permitted by the terms of Sections 2, 4, 5, 9 and 10 without the consent of the Company, no Non-YBR Holder shall make any Disposition, directly or indirectly, through an Affiliate or otherwise. The preceding sentence shall apply with respect to all shares of Common Stock and Preferred Stock held at any time by a Non-YBR Holder (including without limitation to all shares of Common Stock acquired upon the exercise of any stock option or upon the distribution from any deferred compensation plan), regardless of the manner in which such Non-YBR Holder initially acquired Common Stock or Preferred Stock, as applicable. In the event of a conflict between any provision of this Section 2 and Section 9, the terms of Section 9 shall control.

          2.1  Divorce of Non-YBR Holder.
               -------------------------

          If the marital relationship of a Non-YBR Holder is terminated by divorce, and pursuant to such divorce, or any property settlement in connection with such divorce, Common Stock or Preferred Stock, previously registered in the name of such Non-YBR Holder ("Divorced Non-YBR Holder") are transferred to, or a
                              -----------------------
community property interest or similar marital property interest is retained by or vested in, the spouse of the Divorced Non-YBR Holder ("Divorced Spouse"), the
                                                          ---------------
Divorced Non-YBR Holder shall promptly notify the Company of such event. The Divorced Non-YBR Holder shall have the option to purchase all of the Divorced Non-YBR Holder's Common Stock and all of the Divorced Non-YBR Holder's Preferred Stock, which have been transferred to or which are retained by or vested in the Divorced Spouse by virtue of the divorce decree, property settlement, or by operation of the community property or similar marital property laws for the Purchase Price, and the Divorced Spouse shall be obligated to sell such Common Stock and such Preferred Stock, to the Divorced Non-YBR Holder for the Purchase Price. Such option must be exercised, and the purchase consummated, within 30 days after the Common Stock and the Preferred Stock are transferred to or otherwise vested in or allowed to be retained by the Divorced Spouse. The option shall be exercised by the giving of written notice of exercise to the Divorced Spouse. The Divorced Non-YBR Holder shall, within five days after the expiration of such 30 day period, deliver written notice to the Company as to whether the Divorced Non-YBR Holder has purchased all of the Common Stock and the Preferred Stock, so transferred to or otherwise vested in or retained by the Divorced Spouse. In the event such written notice states that the Divorced Non-YBR Holder has not purchased all such Common Stock and Preferred Stock, or no such notice is delivered to the Company within the time required, the Divorced Spouse shall be deemed to have made an irrevocable offer (the "Offer") of all such Common
                                                  -----
Stock and Preferred Stock, to the Eligible Offerees, and the Company shall (and is hereby authorized by the Non-YBR Holders and their respective spouses to), within five business days after (i) the receipt of such notice, if delivered within the time required, or (ii) if such notice is not delivered within the time required, the receipt by the Company of evidence, satisfactory to it that all such Common Stock and Preferred Stock, were not purchased by the Divorced Non-YBR Holder within such 30 day period, deliver written notice of the Offer to the Eligible Offerees stating all such Common Stock and Preferred Stock are Securities Subject to the Offer pursuant to this Section 2.1, and the date of such Offer shall be deemed to be the date such written notice of the Offer is so delivered by the Company.

          2.2  Death of Spouse.
               ---------------

          If the spouse of a Non-YBR Holder dies, and all or any portion of the Common Stock and/or Preferred Stock registered in the name of such Non-YBR Holder ("Surviving Non-YBR Holder") vests in or is transferable to any heir or
         ------------------------
legatee other than the Surviving Non-YBR Holder, the Surviving Non-YBR Holder shall promptly notify the Company of such event. The Surviving Non-YBR Holder shall have the option to purchase all of the Common Stock and Preferred Stock vesting in or transferable to such heir or legatee for the Purchase Price, and such heir or legatee and the estate of the deceased spouse shall be obligated to sell such Common Stock and Preferred Stock to the Surviving Non-YBR Holder for the Purchase Price. Such option must be exercised, and the purchase consummated, within one hundred twenty days after the last to occur of (a) the entry of an order of a probate or similar court (having jurisdiction over the estate of the deceased spouse) (i) admitting to probate the will of the deceased spouse, or
(ii)
determining the heirs of the deceased spouse if the deceased spouse is determined to have died intestate, or (b) the appointment of the executor, administrator or legal representative of the estate of the deceased spouse. The option shall be exercised by the giving of written notice of exercise to the executor, administrator or legal representative of the deceased spouse's estate. The Surviving Non-YBR Holder shall, within five days after the expiration of such 30 day period, deliver written notice to the Company as to whether the Surviving Non-YBR Holder has purchased all of the Common Stock and Preferred Stock, vesting in or transferable to any such heir or legatee. In the event such written notice states that the Surviving Non-YBR Holder has not purchased all such Common Stock and Preferred Stock, or no such notice is delivered to the Company within the time required, all such heirs and legatees shall be deemed to have made an irrevocable Offer (the "Offer") of such Common Stock and Preferred
                                     -----
Stock, to the Eligible Offerees, and the Company shall (and is hereby authorized by the Non-YBR Holders and their respective spouses to), within five business days after (i) the receipt of such notice, if delivered within the time required, or (ii) if such notice is not given within the time required, the receipt by the Company of evidence satisfactory to it that all such Common Stock and Preferred Stock, were not purchased by the Surviving Non-YBR Holder within such one hundred twenty day period, deliver written notice of the Offer to the Eligible Offerees stating that all such Common Stock and Preferred Stock are Securities Subject to the Offer pursuant to this Section 2.2, and the date of such Offer shall be deemed to be the date such written notice of the Offer is so delivered by the Company.

          2.3  Bankruptcy.
               ----------

          If any of the following events occurs:

               (a) Any Non-YBR Holder shall (i) voluntarily be adjudicated as bankrupt or insolvent; (ii) consent to or not contest the appointment of a receiver or trustee for himself, herself or itself or for all or any part of his, her or its property; (iii) file a petition seeking relief under the bankruptcy, rearrangement, reorganization or other debtor relief laws of the United States or any state or any other competent jurisdiction; or (iv) make a general assignment for the benefit of his, her or its creditors; or

               (b) If (i) a petition is filed against a Non-YBR Holder seeking relief under the bankruptcy, rearrangement, reorganization or other debtor relief laws of the United States or any state or other competent jurisdiction; or (ii) a court of competent jurisdiction enters an order, judgment or decree appointing a receiver or trustee for a Non-YBR Holder, or for any part of his, her or its property, and such petition, order, judgment or decree shall not be and remain discharged or stayed within a period of sixty days after its entry;

then any such event shall be deemed an irrevocable "Offer," and such Non-YBR
                                                    -----
Holder shall promptly notify the Company of such event, and the Company shall, within five business days from receipt thereof (or, if no such notice is delivered to the Company by the Non-YBR Holders, within five business days from the Company's receipt of evidence, satisfactory to it, of any of the foregoing events), deliver written notice of the Offer to the Eligible Offerees stating that all of the shares of Common Stock and Preferred Stock registered in the name of such Non-YBR

Holder are Securities Subject to the Offer pursuant to this Section 2.3. The date of such Offer shall be deemed to be the date such written notice of the Offer is so delivered by the Company.

          2.4   Death of Non-YBR Holder.
                -----------------------

          The death of a Non-YBR Holder shall be deemed an irrevocable "Offer"
                                                                        -----
by his or her estate (the "Offeror"), and the Offeror's executor or personal
                           -------
representative promptly shall notify the Company of that event. The Company shall, within five business days after learning of such death, deliver written notice of the Offer to the Eligible Offerees stating that all of the shares of the Common Stock and Preferred Stock of the Offeror are Securities Subject to the Offer pursuant to this Section 2.4. The date of such Offer shall be deemed to be the date on which such written notice is so delivered by the Company.

          2.5   Indirect Transaction.
                --------------------

          In the event of a transaction involving a change of ownership interest or voting power of a Non-YBR Holder which avoids the restrictions on Dispositions provided in this Section 2, such transaction shall be deemed a Disposition by such Non-YBR Holder and an irrevocable "Offer," and such Non-YBR
                                                       -----
Holder ("Offeror") shall promptly notify the Company of such event and offer
         -------
(the "Offer"), by written notice to the Company, to sell all Securities Subject
      -----
to the Offer to the Eligible Offerees for the Purchase Price. Offers under this
Section 2.5 shall (a) be in writing; (b) be irrevocable for so long as any Eligible Offeree has the right to purchase any Securities Subject to the Offer;
(c) be sent by the Offeror to the Company; and (d) contain a description of the proposed transaction and change of ownership interest or voting power. The Company shall, within five business days from receipt thereof (or, if no such written notice is delivered to the Company by the Non-YBR Holder, within five business days from the Company's receipt of evidence, satisfactory to it, of such a Disposition by the Offeror), deliver written notice of the Offer to the Eligible Offerees stating that all Common Stock and Preferred Stock registered in the name of such Non-YBR Holder are Securities Subject to the Offer Pursuant to this Section 2.5. The date of such Offer shall be deemed to be the date such written notice of the Offer is so delivered by the Company.

     Section 3. Procedures; Price.
                -----------------

          3.1   The Company.
                -----------

          The Company shall have the right, for 30 days following the date of an Offer, to accept the Offer as to all or any Securities Subject to the Offer. If the Company shall not have sufficient surplus to permit it lawfully to purchase Securities Subject to the Offer which the Company has accepted in whole or in part, the Non-YBR Holders shall, promptly upon the request of the Company, take such action to vote their respective shares to reduce the stated capital of the Company to the extent permitted by law or to authorize such other steps as may be appropriate or necessary in order to enable the Company, if possible, lawfully to purchase such Securities Subject to the Offer.

          3.2  YBR.
               ---

          If the Company does not accept the Offer with respect to all Securities Subject to the Offer within the 30 day period specified in Section 3.1, the Company shall promptly give written notice thereof to YBR and YBR shall have the right, for 30 days following the receipt of such notice, to accept the Offer as to any remaining Securities Subject to the Offer.

          3.3  Certain Effects of Offers.
               -------------------------

          Subject to the provisions of Section 6.2, all Common Stock and Preferred Stock transferred in accordance with the terms of this Agreement to any third party or to any Eligible Offeree (other than the Company), and all Securities Subject to the Offer under Sections 2.1 through 2.5 (unless acquired by the Company), shall remain subject to the terms of this Agreement; provided,
                                                                      --------
that upon the sale of (or other realization upon) Common Stock or Preferred Stock by any banks or other bona fide sources of financing pursuant to, or upon the occurrence of any transfer of such Common Stock or such Preferred Stock to any such banks or other bona fide sources of financing or any third party pursuant to, pledge arrangements which may be entered into by the Company's Holders pledging their capital stock or notes thereto to secure financing, such Common Stock and Preferred Stock so pledged shall not remain subject to the terms of this Agreement.

          3.4  Acceptance; Closing.
               -------------------

          If an Eligible Offeree (other than the Company) accepts an Offer as to all or any portion of the Securities Subject to the Offer, it shall evidence its acceptance by delivering to the Company a written notice of intent to purchase such Securities Subject to the Offer. The Company shall, in turn, promptly notify in writing any Non-YBR Holder or any other party required to sell Securities Subject to the Offer of the receipt of such notices ("Receipt
                                                                 -------
Notice"). The Company shall accept an Offer as to the Securities Subject to the
------
Offer by promptly notifying the Non-YBR Holder or any other party required to sell Securities Subject to the Offer of such acceptance, and such notice by the Company shall be deemed a Receipt Notice. The closing of the acquisitions of Securities Subject to the Offer by Eligible Offerees shall be consummated within 90 days following the delivery of the Receipt Notice. In the case of all acquisitions of Securities Subject to the Offer by Eligible Offerees such acquisitions shall be consummated at a closing held at the principal offices of the Company (unless otherwise mutually agreed), at which time the Purchase Price (if cash, in the form of a cashier's check) shall be delivered to the transferor of the Common Stock and the Preferred Stock or the transferor's representative, and the transferor or the transferor's representative shall deliver to the Eligible Offerees purchasing such shares and certificates representing the Securities Subject to the Offer so purchased, duly endorsed for transfer or accompanied by duly executed stock powers or assignment forms, and evidence of good title to the Securities Subject to the Offer so purchased and the absence of liens, encumbrances and adverse claims with respect thereto and such other matters as are deemed necessary by the Company for the proper transfer of the Securities Subject to the Offer so purchased to the acquiring Eligible Offerees on the books of the Company.

          3.5   Form of Payment
                ---------------

          The Purchase Price for all Securities Subject to the Offer pursuant to an Offer made under Sections 2.1 through 2.5 shall be paid in cash.

     Section 4. Certain Dispositions.
                --------------------

          4.1   Loan and Other Agreements: Certain Restrictions.
                ------------------------------------------------

          Notwithstanding anything in this Agreement to the contrary, no Non-YBR Holder shall make any Disposition (including but not limited to a Disposition pursuant to Sections 2, 4 or 5 (other than pursuant to Section 4.2 or paragraph 5.1(a) and excluding any Disposition pursuant to Section 10) which, in the Company's reasonable judgment (as evidenced by a resolution of the Board), would cause a breach or default or acceleration of payments under any loan agreement, note, indenture or other agreement or instrument to which the Company and/or its Affiliates are a party and under which the indebtedness or liability of the Company and/or its Affiliates exceeds $1,000,000 ("Material Agreement").
                                                   ------------------
Therefore, each Non-YBR Holder desiring or required to make a Disposition shall, prior to attempting to effect any such Disposition, (a) give written notice ("Notice") to the Company describing the proposed Disposition and the proposed
  ------
transferee in sufficient detail, setting forth the number of shares of Common Stock or Preferred Stock as to which such Non-YBR Holder desires to make a Disposition; and (b) provide such other information concerning the Disposition as the Company reasonably requests. If, in the Company's reasonable judgment (which judgment shall be communicated in writing within ten days of the Company's receipt of the Notice and all other information it has reasonably requested), the proposed Disposition would cause a breach or default or acceleration of payments under any Material Agreement, then such Disposition may not be made, and any attempted Disposition shall be null and void. If the Company approves such Disposition (which approval shall be deemed given if no notification is given by the Company in accordance with the immediately preceding sentence) and any shares of Common Stock or Preferred Stock with respect to which approval has been given are not actually transferred within the relevant time period provided in the applicable provisions of this Agreement, then all of the provisions of this Agreement shall apply to any subsequent transaction affecting such Common Stock and Preferred Stock (except as expressly excluded by the other terms of this Agreement). Additionally, all shares of Common Stock and Preferred Stock transferred (whether to a third party or any Non-YBR Holder) pursuant to a Disposition complying with the terms of this
Section 4 shall remain subject to this Agreement.

          4.2   Come-Along and Tag Along Rights.
                -------------------------------

                (a) Subject to the provisions of paragraph 4.2(b), prior to the consummation of a Qualified Public Offering or Qualified Preferred Public Offering, if YBR desires to effect (i) an Asset Sale, (ii) any sale or transfer of shares of Common Stock or Preferred Stock (other than any transfer described in the seventh sentence of this Section 4.2(a)) following which (when aggregated with all prior such sales or transfers) YBR shall have disposed of at least 10% of number of shares of Common Stock or Preferred Stock, as applicable, that YBR owned as of the time Original Issue Date to a transferee or Group, or (iii) a

          Control Disposition or any sale or transfer of shares of Common Stock or Preferred Stock following a Control Disposition (any event described in subsection (i), (ii) or (iii) being a "Section 4.2
                                                              -----------
          Transaction"), it shall give written notice to the Non-YBR Holders
          -----------
          offering such Non-YBR Holders the option to participate in such
          Section 4.2 Transaction. The notice shall set forth the material terms of the proposed Section 4.2 Transaction and identify the contemplated transferee or Group (a "Sale Notice"). Each of the Non-YBR Holders
                                  -----------
          may, by written notice to YBR (a "Tag Along Notice") delivered within
                                            ----------------
          ten days after the date of the Sale Notice (each such Non-YBR Holder delivering such timely notice being a "Tag Along Holder"), elect to
                                                 ----------------
          sell in such Section 4.2 Transaction by specifying the maximum number of shares of Common Stock or Preferred Stock (including within this number that number of shares of Common Stock and Preferred Stock to be distributed to such Tag Along Holder in connection with such Tag Along Transaction from any deferred compensation plan or which such Tag Along Holder may obtain by exercising any Options held by the Tag Along Holder that are vested as of the date of such Tag Along Notice or which would vest in connection with such Section 4.2 Transaction, collectively the "Deemed Held Shares") such Tag Along Holder desires
                            ------------------
          to include in such Section 4.2 Transaction. If none of the Holders delivers a timely Tag Along Notice, YBR may thereafter consummate the
          Section 4.2 Transaction, on substantially the same terms and conditions as are described in the Sale Notice. If one or more of the Non-YBR Holders gives YBR a timely Tag Along Notice, then YBR shall use all reasonable efforts to cause the prospective transferee or Group to agree to acquire all shares identified in all timely Tag Along Notices, upon the same terms and conditions as applicable to the shares held by YBR. If such prospective transferee or Group is unable or unwilling to acquire all shares proposed to be included in the
          Section 4.2 Transaction upon such terms, then YBR may elect to cancel such Section 4.2 Transaction or to allocate the maximum number of shares that each prospective transferee or Group is willing to purchase among YBR and the Tag Along Holders in the proportion that each such Tag Along Holder's and YBR's Proportionate Percentage bears to the total Proportionate Percentages of YBR and the Tag Along Holders (e.g., if the Sale Notice contemplated a Section 4.2 Transaction of 10% Proportionate Percentage by YBR, and if YBR at such time owns a 30% Proportionate Percentage and one Tag Along Holder who owns a 20% Proportionate Percentage elects to participate, then YBR would be entitled to sell a 6% Proportionate Percentage (30%/50% x the 10% Proportionate Percentage) and the Tag Along Holder would be entitled to sell a 4% Proportionate Percentage (20%/50% x the 10% Proportionate Percentage) (and for purposes of calculating the maximum number of shares of Common Stock or Preferred Stock that any Non-YBR Holder shall be permitted to sell in accordance such Non-YBR Holder's Proportionate Percentage, such Non-YBR-Holder shall be deemed to first sell in such Section 4.2 Transaction any shares that the Non-YBR Holder has previously sold to the Company pursuant to a Section 9(b)(ii) Sale). Notwithstanding the provisions of this Section, during the first 12 months of this Agreement, YBR may transfer any number of shares of Common Stock then owned by it on the date hereof without complying with the provision of this

          Section so long as such transfer would not be deemed to be a Control Disposition. Notwithstanding any other provision in this Agreement, no
          Section 4.2 Transaction shall be subject to the requirements of Sections 2.1 through 2.5, Section 3 (other than as set forth in Section 3.3) or Section 4.1. Upon the closing of the sale of any shares of Common Stock or Preferred Stock (including any Deemed Held Shares) pursuant to this paragraph, the Holders shall deliver at such closing, against payment of the purchase price therefor, certificates representing their shares of Common Stock or Preferred Stock to be sold, duly endorsed for transfer or accompanied by duly endorsed stock powers, and evidence of good title to the shares to be sold and the absence of liens, encumbrances and adverse claims with respect thereto and such other matters as are deemed necessary by the Company for the proper transfer of such shares on the books of the Company. For purposes of this paragraph 4.2(a), any holder of Common Stock who has a contractual right to participate in such Section 4.2 Transaction or any other holder of Common Stock or Preferred Stock who is otherwise participating in such Section 4.2 Transaction with the consent of YBR shall be deemed to be a "Non-YBR Holder" hereunder.

               (b) If YBR desires to effect a Section 4.2 Transaction, then in lieu of complying with the requirement of paragraph 4.2(a), YBR at its option (the "Come Along Option") may require all Non-YBR Holders to
                       -----------------
          sell the same percentage of their respective shares of Common Stock or Preferred Stock (including their Deemed Held Shares) as YBR desires to sell to the transferee or Group selected by YBR, at the same price per share and on the same terms and conditions as apply to those sold by YBR (and for purposes of calculating the number of shares of Common Stock or Preferred Stock of any Non-YBR Holder that may be subject to such Come Along Option, such Non-YBR Holder shall be deemed to first sell in such Section 4.2 Transaction any shares that the Non-YBR Holder has previously sold to the Company pursuant to a Section 9
          (b)(ii) Sale). All Non-YBR Holders shall consent to and raise no objections against the Section 4.2 Transaction, and if the Section 4.2 Transaction is structured as (i) a merger or consolidation of the Company or an Asset Sale, each Non-YBR Holder shall waive any dissenters rights, appraisal rights or similar rights in connection with such merger, consolidation or Asset Sale, or (ii) a sale of all the capital stock of the Company, the Non-YBR Holders shall agree to sell all their shares of Common Stock or Preferred Stock which are the subject of the Section 4.2 Transaction (including their Deemed Held Shares). The Non-YBR Holders shall take all necessary and desirable actions approved by YBR in connection with the consummation of the
          Section 4.2 Transaction, including obtaining Board consent to the
          Section 4.2 Transaction and the execution of such agreements and such instruments and other actions reasonably necessary to provide customary representations, warranties, and indemnities regarding title, as well as escrow arrangements relating to such Section 4.2 Transaction. Notwithstanding any other provision of this Agreement, no such Disposition shall be subject to the requirements of Sections 2.1 through 2.5 or Section 3. Upon the closing of any shares of Common Stock or Preferred Stock pursuant to this paragraph, the Non-YBR Holders shall deliver at such closing, against payment of the purchase price therefor, certificates representing their shares of Common Stock or Preferred Stock to be sold, duly endorsed for transfer or accompanied by duly endorsed stock powers, and evidence of good title to the shares to be sold and the absence of liens, encumbrances and adverse claims with respect thereto and such other matters as are deemed necessary by the Company for the proper transfer of such shares on the books of the Company.

               (c) For purposes of this Section 4.2, a Control Disposition shall include an indirect Disposition triggered by a transfer of the membership units of YBR to a Person or Group that is not an Affiliate of YBR.

               (d) The Company and the Non-YBR Holder shall cooperate in causing any Deemed Held Shares that are ultimately included in a Section 4.2 Transaction to be delivered to the Non-YBR Holder immediately prior to the closing of such Section 4.2 Transaction in order that the Non-YBR Holder may exercise his rights under Section 4.2(a) or that YBR may exercise its rights under Section 4.2(b), as the case may be.

    Section 5. Permitted Transfers.
               -------------------

          5.1  Dispositions.
               ------------

          The following Dispositions shall be permitted without compliance with the provisions of Section 2 and 3 (but Section 4 shall apply to each of the following Dispositions other than a Disposition described in paragraphs 5.1(a), and Sections 10 and 11(t) shall apply to 5.1(a)):

               (a) By any Non-YBR Holder (i), in the case of shares of Common Stock or Preferred Stock, with respect to a Public Sale in connection with the exercise of Piggyback Registration Rights in accordance with
          Section 10 or (ii) a Public Sale of Common Stock that occurs at least twelve months following a Qualified Public Offering or a Public Sale of Preferred Stock that occurs at least 12 months following a Qualified Preferred Public Offering;

               (b) By any individual Non-YBR Holder during such Non-YBR Holder's lifetime to: (i) a guardian of the estate of such Non-YBR Holder, (ii) an inter-vivos trust primarily for the benefit of such Non-YBR Holder;
          (iii) an inter-vivos trust whose primary beneficiary is one or more of such Non-YBR Holder's lineal descendants (including lineal descendants by adoption); (iv) the spouse of such Non-YBR Holder during marriage and not incident to divorce; or (v) such Non-YBR Holder's Affiliates;

               (c) To any individual Non-YBR Holder by: (i) a guardian of the estate of such Non-YBR Holder; (ii) an inter-vivos trust whose primary beneficiary is such Non-YBR Holder or one or more of such Non-YBR Holder's lineal descendants (including lineal descendants by adoption), (iii) the spouse of such Non-YBR Holder during marriage and not incident to divorce; or (iv) such Non-YBR Holder's lineal descendants (including lineal descendants by adoption);

               (d) With the consent of the Company, by any Non-YBR Holder to a qualified retirement plan sponsored by the Non-YBR Holder;

               (e) By any qualified retirement plan referred to in paragraph 5.1(d) to participants, alternate payees and beneficiaries to the extent required by law and the provisions of such plan;

               (f) By any Non-YBR Holder which is a trust, to any successor trust or successor trustee; and

               (g) With the consent of the Company, by any Non-YBR Holder to other entities for tax planning purposes.

provided, however, that as a condition to any such permitted transfer, any
--------  -------
Person (including such Person's spouse, if any), (other than the Company), so acquiring such Common Stock or Preferred Stock shall be required to subject the Common Stock acquired by such Person to the provisions of this Agreement, and thereafter any such Person shall be deemed a "Non-YBR Holder" for the purposes of this Agreement.

          5.2  Pledges.
               -------

               (a) Unless approved by a majority of the Board, no Non-YBR Holder shall pledge any shares of Common Stock or Preferred Stock held by it, unless such pledge is made by such Non-YBR Holder to the Company.

               (b) A breach by any Non-YBR Holder of the covenants contained in this Section 5.2 shall not relieve or waive the obligations of all other Non-YBR Holders to comply with such covenants.

    Section 6. Conditions; Additional Parties.
               ------------------------------

          6.1  Conditions to Permitted Transfers.
               ---------------------------------

          As a condition to the Company's obligation to effect a transfer permitted by this Agreement on the books and records of the Company, any transferee (other than a transferee described in paragraph 5.1(a)) of Common Stock or Preferred Stock shall be required to become a party to this Agreement by executing (together with such Person's spouse, if applicable) an Adoption Agreement in substantially the form of Exhibit A or in such other form that is
                                       ---------
reasonably satisfactory to the Company and upon execution of such Adoption Agreement such transferee shall have all the rights and obligations of a Non-YBR Holder hereunder.

          6.2  Additional Parties.
               ------------------

               (a) If required under the terms of this Agreement, or upon the written approval of the holders of at least the Required Voting Percentage, any Person which acquires any shares of Common Stock or Preferred Stock subsequent to the execution of this Agreement shall become a party to this Agreement upon executing (together with such Person's spouse, if any) an Adoption Agreement in substantially the form of Exhibit A or in such other form that is
                                    ---------
          reasonably satisfactory to the Company and upon execution of such Adoption Agreement such transferee shall have all the rights and obligations of a Non-YBR Holder hereunder.

               (b) In the event that any Person acquires shares of Common Stock or Preferred Stock from (i) a Non-YBR Holder or any Affiliate or member of such Non-YBR Holder's Group or (ii) any direct or indirect transferee of a Non-YBR Holder, including pursuant to any Disposition contemplated by Section 5.1 of this Agreement, such Person shall be subject to any and all obligations and restrictions of the Non-YBR Holder (for whom the shares of Common Stock or Preferred Stock were purchased) hereunder, as if such Person was such Non-YBR Holder named herein, including, without limitation, the obligation to make an Offer to Eligible Offerees pursuant to Section 2.4 upon the death of the Non-YBR Holder (from whom the shares of Common Stock or Preferred Stock were purchased). Additionally, whenever a Non-YBR Holder makes a transfer of shares of Common Stock or Preferred Stock, including pursuant to any Disposition contemplated by Section 5.1 of this Agreement, such shares and/or Preferred Stock shall contain a legend so as to inform any transferee that such shares and/or Preferred Stock were held originally by a Non-YBR Holder and are subject to repurchase upon the death of such Non-YBR Holder. Such legend shall not be placed on any shares of Common Stock or Preferred Stock acquired from a Non-YBR Holder by the Company, YBR or any of their Affiliates.

               (c) Any shares of Common Stock or Preferred Stock acquired by an individual retirement account ("IRA") on behalf of an employee of the
                                          ---
          Company or any of its subsidiaries (the "Subject Employee") shall be
                                                   ----------------
          deemed to be a Non-YBR Holder. Additionally, such Subject Employee shall be deemed to be a Non-YBR Holder and his or her IRA shall be deemed to have acquired all shares and/or Preferred Stock it holds from such Subject Employee pursuant to a transfer that is subject to
          Section 6.2(b) above.

    Section 7. Restriction on Transfer.
               -----------------------

               (a) No shares of Common Stock or Preferred Stock shall be transferable except upon the conditions specified in this Section 7, which conditions are intended to insure compliance with the provisions of the Securities Act.

               (b) Each certificate representing shares of Common Stock and Preferred Stock shall (unless otherwise permitted by the provisions of paragraph (d) below) be stamped or otherwise imprinted with a legend in substantially the following form:

               "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN

               REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES OR BLUE SKY LAWS. THESE SECURITIES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SAID ACT OR LAWS. THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE ALSO SUBJECT TO AN INVESTOR RIGHTS AGREEMENT DATED AS OF THE ORIGINAL ISSUE DATE AMONG THE ISSUER OF SUCH SECURITIES (THE "COMPANY"), AND THE OTHER PARTIES NAMED THEREIN. THE TERMS OF SUCH INVESTOR RIGHTS AGREEMENT INCLUDE, AMONG OTHER THINGS, RESTRICTIONS ON TRANSFER. A COPY OF SUCH AGREEMENT WILL BE FURNISHED WITHOUT CHARGE BY THE COMPANY TO THE HOLDER HEREOF UPON WRITTEN REQUEST."

               (c) The holder of any shares of Common Stock or Preferred Stock by acceptance thereof agrees, prior to any transfer of any such shares, to give written notice to the Company of such holder's intention to effect such transfer and to comply in all other respects with the provisions of this Section. Each such notice shall describe the manner and circumstances of the proposed transfer. Upon request by the Company, the holder delivering such notice shall deliver a written opinion, addressed to the Company, of counsel for the holder of such shares, stating that in the opinion of such counsel (which opinion and counsel shall be reasonably satisfactory to the Company) such proposed transfer does not involve a transaction requiring registration or qualification of such shares under the Securities Act. Such holder of such shares shall be entitled to transfer such shares in accordance with the terms of the notice delivered to the Company, if the Company does not reasonably object to such transfer and request such opinion within fifteen days after delivery of such notice, or, if it requests such opinion, does not reasonably object to such transfer within fifteen days after delivery of such opinion. Each certificate or other instrument evidencing the securities issued upon the transfer of any shares of Common Stock shall bear the legend set forth in paragraph
          (b) above unless (i) in such opinion of counsel to the holder of such shares (which opinion and counsel shall be reasonably acceptable to the Company) registration of any future transfer is not required by the applicable provisions of the Securities Act or (ii) the Company shall have waived the requirement of such legends.

               (d) Notwithstanding the foregoing provisions of this Section 7, the restrictions imposed by this Section upon the transferability of any shares of Common Stock or Preferred Stock shall cease and terminate when (i) any such shares are sold or otherwise disposed of
          (A) pursuant to an effective registration statement under the Securities Act or (B) in a transaction contemplated by paragraph (c) above which does not require that the shares so transferred bear the legend set forth in paragraph (b) hereof, or (ii) the holder of such shares has met the requirements for transfer of such shares under Rule 144(k) under the Securities Act (subject to the delivery of opinions as set forth above). Whenever the restrictions imposed by this Section shall terminate, the holder of any shares as to which such restrictions have terminated shall be entitled to receive from the Company, without expense, a new certificate not bearing the restrictive legend set forth in paragraph
          (b) above and not containing any other reference to the restrictions imposed by this Section.

    Section 8. Notices.
               -------

          In the event a notice or other document is required to be sent hereunder to the Company or to any Holder or the spouse or legal representative of a Holder, such notice or other document, if sent by mail, shall be sent by registered mail, return receipt requested (and by air mail in the event the addressee is not in the continental United States), to the party entitled to receive such notice or other document at the address set forth on Annex II
                                                                  --------
hereto. Any such notice shall be effective and deemed received three days after proper deposit in the mails, but actual notice shall be effective however and whenever received. The Company or any Holder or spouse or their respective legal representatives may effect a change of address for purposes of this Agreement by giving notice of such change to the Company, and the Company shall, upon the request of any party hereto, notify such party of such change in the manner provided herein. Until such notice of change of address is properly given, the addresses set forth herein shall be effective for all purposes.

    Section 9. Repurchase Rights and Sale Rights. With respect to the Initial
               ---------------------------------
Purchased Shares only (except as otherwise specifically provided):

          (a) If a Non-YBR Holder voluntarily resigns, other than for Good Reason, as an employee of the Company or any of the Company's subsidiaries or if a Non-YBR Holder's employment with the Company or any of the Company's subsidiaries is terminated for Cause, then the Company or any of its subsidiaries shall have the right, but not the obligation, to repurchase all or any portion of the shares of Common Stock and Preferred Stock (whether Initial Purchased Shares or Non-Initial Purchased Shares and whether held by the Non-YBR Holder or one or more permitted transferees) in accordance with this Section 9 at the Fair Market Value of the shares of Common Stock and Fair Market Value of the shares of Preferred Stock. The Company or any of its subsidiaries may exercise its right to purchase such shares of Common Stock and shares of Preferred Stock until (i) with respect to any shares of Common Stock that may be received by any Non-YBR Holder upon exercise of any Options that are vested as of the date of the Non-YBR Holder's termination of employment ("Option Shares"), the seven month anniversary of the date of
                    -------------
    exercise of such Options, (ii) with respect to any shares of Common Stock or Preferred Stock issuable to any Non-YBR Holder pursuant to a deferred compensation plan, the later of (A) the seven month anniversary of the date such shares first become vested pursuant to such deferred compensation plan or (B) the 30/th/ day following the date of the Non-YBR Holder's termination of employment or (iii) with respect to any other shares of Common Stock or Preferred Stock, the 30th day following the date of the Non-YBR Holder's termination of employment (such date described in subsection (i), (ii) or (iii), as applicable, the "Repurchase Date"). On or before the Repurchase Date,
                           ---------------
          the Company or its applicable subsidiary shall give written notice to YBR stating whether it will exercise such purchase rights. If such notice states that the Company and its subsidiaries will not exercise its purchase rights, YBR shall have the right to purchase the shares of Common Stock and shares of Preferred Stock on the same terms and conditions as the Company and its subsidiaries until the later of (x) the 30th day following the receipt of such notice or (y) the Repurchase Date. Notwithstanding any provision of this Section 9(a) to the contrary, in no event shall the Company or YBR purchase any Option Shares or shares of Common Stock or Preferred Stock issued pursuant to a deferred compensation plan prior to six months and one day following the earlier of (A) the date such shares were first purchased by the Non-YBR Holder upon exercise of the Options or (B) the date such shares became vested under any deferred compensation plan, as applicable. The Determination Date for purposes of determining the Fair Market Value shall be the closing date of the purchase of the applicable shares, as described in Section 9(c).

                    (b) (i) Except as otherwise set forth in Section 9(b)(ii), if a Non-YBR Holder's employment with the Company or any of the Company's subsidiaries is terminated by the Company or its applicable subsidiary without Cause or a Non-YBR Holder voluntarily resigns as an employee of the Company or any of the Company's subsidiaries for Good Reason (in either event, a "Section 9(b) Termination"), then such Non-YBR Holder (or any
                ------------------------
               permitted transferee) shall for 30 days following the date of such Section 9(b) Termination have the right, but not the obligation, to sell all (but not less than all) of his shares of Common Stock and Preferred Stock to the Company in accordance with this Section 9(b)(i) at the Fair Market Value of the Shares of Common Stock and Fair Market Value of the Shares of Preferred Stock; provided, however, that notwithstanding the forgoing, in
                      --------  -------
               no event shall the Company purchase any shares of Common Stock that are issued upon the exercise of any Options prior to the date of such Section 9(b) Termination or any shares of Common Stock or Preferred Stock that are issued pursuant to a deferred compensation plan prior to six months and one day following the earlier of (A) the date such shares were first purchased by the Non-YBR Holder upon exercise of such Options or (B) the date such shares became vested under any deferred compensation plan, as applicable (and to the extent the Company is prohibited from purchasing any shares pursuant to the foregoing proviso, the Company shall so purchase upon the first date permissible under the foregoing proviso). In order to exercise the sale right pursuant to this Section 9(b)(i), the Non-YBR Holder shall be required to provide the Company with written notice within 30 days following the date of such Section 9(b) Termination (or, if later, within the 30 consecutive day period beginning six months and one day following the earlier of (A) the date such shares were first purchased by the Non-YBR Holder upon exercise of such Options or (B) the date such shares became vested under any deferred compensation plan, as applicable) (the "Section 9(b)
                                                                ------------
               Notice Period") stating that he wishes to exercise such sale
               -------------
               right. The Determination Date for purposes of determining the Fair Market Value for purposes of this Section 9(b)(i) shall be the closing date of the purchase of the applicable shares, as described in Section 9(c).

                    (ii)  Notwithstanding Section 9(b)(i), in the event of any
          Section 9(b) Termination, the applicable Non-YBR Holder (or any permitted transferee) shall, solely with respect to any Option Shares, have the right, but not the obligation, to sell all (but not less than all) of his Option Shares to the Company in accordance with this
          Section 9(b)(ii) (a "Section 9(b)(ii) Sale"). In order to effectuate
                               ---------------------
          any Section 9(b)(ii) Sale, the applicable Non-YBR Holder must exercise all Options that are vested as of the date of the Section 9(b) Termination prior to the six month anniversary of such Section 9(b) Termination and, within the Section 9(b) Notice Period, provide the Company with written notice that the Non-YBR Holder wishes to sell his Option Shares to the Company pursuant to a Section 9(b)(ii) Sale. The terms of any such Section 9(b)(ii) Sale shall be as follows: (A) the effective date of such Section 9(b)(ii) Sale shall be six months and one day following the date of exercise of the Options (or, if later, the closing date of the purchase of the applicable shares, as described in Section 9(c)) (the "Section 9(b)(ii) Sale Date"); (B) the
                                           --------------------------
          purchase price per each Option Share shall be equal to the Fair Market Value of the Shares of Common Stock on the Section 9(b)(ii) Sale Date; and (C) unless otherwise determined by the Company in its discretion
          (I) the aggregate purchase price for all Option Shares shall be paid by the Company via a promissory note (a "Company Note") payable to the
                                                   ------------
          Non-YBR Holder in the principal amount equal to such aggregate purchase price, (II) the Company Note shall bear simple interest, compounded annually, at the rate equal to the applicable interest rate contained in the Company's revolving credit facility in effect as of the Section 9(b)(ii) Sale Date, and (III) all amounts of interest and principal with respect to the Company Note shall become payable only upon the earlier to occur of (1) the tenth anniversary of the Section 9(b)(ii) Sale Date or (2) the first date upon which such Option Shares could have been sold in accordance with Section 4.2 or Section 10. Notwithstanding the foregoing, in the event that any Non-YBR Holder requests that the Company provide him with a loan pursuant to Section 9(b)(iii), the Company may, in lieu of making such loan, elect to extend the period during which an Option may be exercised following the Non-YBR Holder's termination of employment (the "Extension
                                                               ---------
          Period"); provided, however, that such Extension Period may not extend
          ------    --------  -------
          beyond the date the Option would otherwise have terminated in accordance with the terms of the applicable Option Agreement; and provided, further, that (x) unless otherwise determined by the
          --------  -------
          Company, the Non-YBR Holder may not undertake any Section 9(b)(ii) Sale during the Extension Period, (y) during the Extension Period the terms of Section 9(b)(iii) shall not apply, and (z) upon the termination of the Extension Period the terms of this Section 9(b)(ii) and Section 9(b)(iii) shall apply.

                    (iii) Upon the advanced written request of any applicable Non-YBR Holder, in connection with the exercise of any Options following a Section 9(b) Termination, the Company shall loan the Non-YBR Holder an amount equal to the sum of (A) the aggregate exercise price for all Option Shares (B) the amount of incremental income taxes payable by the Non-YBR Holder in connection the exercise of such Options (the "Incremental Tax Amount")
                                                        ----------------------
          (which amount shall be utilized to pay such aggregate exercise price and Incremental Tax Amount). Such loan shall be made as of the date the Options are exercised and shall be evidenced by a full recourse promissory note (a "Non-YBR Holder Note"), payable to the Company, in
                              -------------------
          a principal amount equal to the sum of (A) such aggregate exercise price and (B) the Incremental Tax Amount. Each Non-YBR Holder Note shall bear simple interest, compounded annually, at the rate equal to the market rate in effect as of the date of exercise of the Options. All interest and principal with respect to a Non-YBR Holder Note shall become payable only upon the earlier to occur of (x) the seven month anniversary of the date the loan is made or (y) the first date upon which such Option Shares could have been sold in accordance with
          Section 4.2 or Section 10. Unless otherwise agreed to by the Company and the Non-YBR Holder, upon the Section 9(b)(ii) Sale Date the Company shall, in lieu of issuing a Company Note pursuant to the terms of Section 9(b)(ii): (1) cancel the applicable Non-YBR Holder Note and
          (2) issue a Company Note in the principal amount equal to the excess of (A) the otherwise applicable principal amount of such Company Note as determined in accordance with Section 9(b)(ii)(C)(I) over (B) the accreted principal amount of the Non-YBR Holder Note.

          (c) The closing of the purchase or sale of the shares of Common Stock and shares of Preferred Stock, pursuant to this Section 9 shall take place on a date designated by the Company, one of its subsidiaries, or YBR, as applicable, consistent with the terms of Section 9(a) or 9(b). The Company, one of its subsidiaries, or YBR, as applicable, will pay for the shares of Common Stock and shares of Preferred Stock purchased or sold pursuant to this Section 9 by delivery of a check or wire transfer of funds, in exchange for the delivery by the Non-YBR Holder of the certificates representing such shares of Common Stock and shares of Preferred Stock, duly endorsed for transfer to the Company or YBR. The Company shall have the right to record such transfer on its books and records without the consent of the Non-YBR Holder.

          (d) Notwithstanding anything to the contrary contained in this Agreement, all purchases of shares of Common Stock and shares of Preferred Stock by the Company shall be subject to applicable restrictions contained in federal law and the Delaware General Corporation Law and in the Company's and its respective subsidiaries' debt and equity financing agreements. Notwithstanding anything to the contrary contained in this Agreement, if any such restrictions prohibit or otherwise delay the purchase of the shares of Common Stock and shares of Preferred Stock hereunder which the Company is otherwise entitled or required to make, then the Company shall make such purchases within 30 days of the date that it is permitted to do so under such restrictions. Notwithstanding anything to the contrary contained in this Agreement, the Company and its subsidiaries may not effectuate any transaction contemplated by this Section 9 if such transaction would violate the terms of any Material Agreement; provided,
                                                                    --------
     however, that to the extent that such transaction becomes permissible
     -------
     pursuant to the terms of such Material Agreement, the Company will effectuate such transaction as of the date that such transaction first becomes permissible under the applicable Material Agreement and, with respect to any shares of Common Stock or Preferred Stock that are distributed to any Non-YBR Holder pursuant to any deferred compensation plan which such Non-YBR Holder requests to sell pursuant to Section 9(b)(i) but which sale is not permitted pursuant to this
          Section 9(d), then the Company shall loan the Non-YBR Holder an amount equal to the amount of incremental income taxes payable by the Non-YBR Holder in connection with such distribution from the deferred compensation plan. Any loan described in the preceding sentence shall be evidenced by a full recourse promissory note, payable to the Company, in a principal amount equal to the amount of such incremental income taxes, which shall be become payable upon the earliest to occur of (x) the tenth anniversary of the date the loan is made, (y) the date the Company repurchases such shares pursuant to Section 9(b)(i) and this Section 9(d) or (z) the date such shares are disposed of in accordance with Section 4.2 or Section 10. In addition, such note shall be subject to such other terms as described in Section 9(b)(iii) with respect to the Non-YBR Holder Note.

               (e) In the event that shares of Common Stock and shares of Preferred Stock are purchased or sold pursuant to this Section 9, the Non-YBR Holder, and such Non-YBR Holder's successors, assigns or representatives, will take all steps necessary and desirable to obtain all required third-party, governmental and regulatory consents and approvals and take all other actions necessary and desirable to facilitate consummation of such repurchase in a timely manner.

          Section 10. Piggy-Back Registration Rights.
                      ------------------------------

               (a)    Participation. Subject to Section 10(b), if at any time
                      -------------
          after the date hereof the Company files a Registration Statement (other than a registration on Form S-4 or S-8 or any successor form to such Forms or any registration of securities as it relates to an offering and sale to management of the Company pursuant to any employee stock plan or other employee benefit plan arrangement) with respect to an offering that includes any shares of Common Stock or Preferred Stock, then the Company shall give prompt notice (the "Initial Notice") to the Non-YBR Holders and the Non-YBR Holders shall
           --------------
          be entitled to include in such Registration Statement the Registrable Securities (as defined in Section 10(f)) held by them. If the Non-YBR Holders elect to include any or all of their Registrable Securities in such Registration Statement, then the Company shall give prompt notice (the "Piggyback Notice") to each Holder (excluding the Non-YBR
                ----------------
          Holders) and each such Holder shall be entitled to include in such Registration Statement the Registrable Securities held by it. The Initial Notice and Piggyback Notice shall offer the Non-YBR Holders and the Holders, respectively, the right, subject to Section 10(b) (the "Piggy Back Registration Right"), to register such number of
                -----------------------------
          shares of Registrable Securities as each Non-YBR Holder and each Holder may request and shall set forth (i) the anticipated filing date of such Registration Statement and (ii) the number of shares of Common Stock or Preferred Stock that is proposed to be included in such Registration Statement. Subject to Section 10(b), the Company shall include in such Registration Statement such shares of Registrable Securities for which it has received written requests to register such shares within 15 days after the Initial Notice and 7 days after the Piggyback Notice has been given.

          (b) Underwriter's Cutback. Notwithstanding the foregoing, if a
              ---------------------
     registration pursuant to this Section 10 involves an Underwritten Offering (as defined in Section 10(f)) and the managing underwriter or underwriters of such proposed Underwritten Offering delivers an opinion to the Holders that the total or kind of securities which such Holders and any other persons or entities intend to include in such offering would be reasonably likely to adversely affect the price, timing or distribution of the securities offered in such offering, then the Company shall include in such registration (i) first, 100% of the securities the Company, or the Person initiating such registration, proposes to sell, and (ii) second, to the extent of the amount of securities which all other Holders have requested to be included in such registration, which, in the opinion of the managing underwriter or underwriters, can be sold without such adverse effect referred to above, such amount to be allocated pro rata among all other Holders based upon the relative aggregate amount of gross proceeds to be received by any other Holders in the offering (and for purposes of calculating the foregoing amount, any shares sold by a Non-YBR Holder to the Company pursuant to a Section 9(b)(ii) Sale shall be deemed to be the first shares available to be included in such Underwritten Offering by such Non-YBR Holder).

          (c) Company Control. The Company may decline to file a Registration
              ---------------
     Statement after giving the Initial Notice or the Piggyback Notice, or withdraw a Registration Statement after filing and after such Piggyback Notice, but prior to the effectiveness of the Registration Statement, provided that the Company shall promptly notify each Holder in writing of any such action and provided further that the Company shall bear all reasonable expenses incurred by such Holder or otherwise in connection with such withdrawn Registration Statement. Notwithstanding any other provision herein, the Company shall have sole discretion to select any and all underwriters that may participate in any Underwritten Offering.

          (d) Participation in Underwritten Offerings. No Person may participate
              ---------------------------------------
     in any Underwritten Offering hereunder unless such Person (i) agrees to sell such Person's securities on the basis provided in any underwriting arrangements approved by the Persons entitled to approve such arrangements and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements, lock-ups and other documents required for such underwriting arrangements. Nothing in this Section 10(d) shall be construed to create any additional rights regarding the piggyback registration of Registrable Securities in any Person otherwise than as set forth herein.

          (e) Expenses. The Company or YBR will pay all registration expenses in
              --------
     connection with each registration of Registrable Securities requested pursuant to this Section 10; provided, that each Holder shall pay all applicable underwriting fees, discounts and similar charges.

          (f) Certain Definitions. For purposes of this Section 10:
              -------------------

              (i)   "Registrable Securities" shall mean (A) all Initial
                     ----------------------
Purchased Shares, and (B) all Non-Initial Purchased Shares; provided, however,
                                                            --------  -------
that Non-Initial Purchased Shares shall only be deemed to be Registrable Securities following the date that the Apollo Group has sold shares of Common Stock in registered offerings in exchange for net proceeds at least equal to the amount of the aggregate amount paid by the Apollo Group for all shares of Common Stock purchased by the Apollo Group during the period beginning on the Original Issue Date and ending on the date of any such registered offering; and, provided, further, that any Registrable Securities
                          --------  -------
shall cease to be Registrable Securities when (I) a registration statement with respect to the sale of such Registrable Securities has been declared effective under the Securities Act and such Registrable Securities have been disposed of in accordance with the plan of distribution set forth in such registration statement, (II) such Registrable Securities are distributed pursuant to Rule 144 (or any similar provision then in force) under the Securities Act or (III) such Registrable Securities shall have been otherwise transferred and new certificates for them not bearing a legend restricting further transfer under the Securities Act shall have been delivered by the Company; and provided,
                                                                 --------
further, that any securities that have ceased to be Registrable Securities shall
-------
not thereafter become Registrable Securities and any security that is issued or distributed in respect of securities that have ceased to be Registrable Securities is not a Registrable Security. Notwithstanding any other provision of this Section 10(f)(i), with respect to any Registration Statement that registers shares of Common Stock, "Registrable Securities" shall only include shares of Common Stock and with respect to any Registration Statement that registers shares of Preferred Stock, "Registrable Securities" shall only include share of Preferred Stock.

                 (ii) "Underwritten Offering" means a sale of shares of Common
                       ---------------------
Stock or Preferred Stock to an underwriter for reoffering to the public.

     Section 11. Miscellaneous Provisions.
                 ------------------------

                 (a) All questions concerning the construction, interpretation and validity of this Agreement shall be governed by and construed in accordance with the domestic laws of the State of New York without giving effect to any choice or conflict of law provision or rule (whether in the State of New York or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of New York.

                 (b) Whenever the context requires, the gender of all words used herein shall include the masculine, feminine and neuter, and the number of all words shall include the singular and plural.

                 (c) This Agreement shall be binding upon the Company, the Non-YBR Holders, any spouses of the Non-YBR Holders, and their respective heirs, executors, administrators and permitted successors and assigns.

                 (d) This Agreement may be amended or waived from time to time by an instrument in writing signed by the Company and the Holders having the Required Voting Percentage, provided, that this Agreement
                                                 --------
          may be amended by the Company without the consent of any Holder to cure any ambiguity or to cure, correct or supplement any defective provisions contained herein, or to make any other provisions with respect to matters or questions hereunder as the Company may deem necessary or advisable so long as such action does not affect adversely the interest of any Holder.

               (e) This Agreement shall terminate automatically upon: (i) the dissolution of the Company; (ii) the occurrence of any event which reduces the number of Holders to one in accordance with the terms hereof; or (iii) the consummation of a Control Disposition.

               (f) Any Holder who disposes of all of his, her or its Common Stock and Preferred Stock in conformity with the terms of this Agreement shall cease to be a party to this Agreement and shall have no further rights hereunder.

               (g) The spouses of the individual Non-YBR Holders are fully aware of, understand and fully consent and agree to the provisions of this Agreement and its binding effect upon any community property interests or similar marital property interests in the Common Stock and Preferred Stock they may now or hereafter own, and agree that the termination of their marital relationship with any Non-YBR Holder for any reason shall not have the effect of removing any Common Stock and Preferred Stock of the Company otherwise subject to this Agreement from the coverage of this Agreement and that their awareness, understanding, consent and agreement are evidenced by their signing this Agreement. Furthermore, each individual Non-YBR Holder agrees to cause his or her spouse (and any subsequent spouse) to execute and deliver, upon the request of the Company, a counterpart of this Agreement, or an Adoption Agreement substantially in the form of Exhibit A or in a form satisfactory to the Company.
          ---------

               (h) Any Disposition or attempted Disposition in breach of this Agreement shall be void and of no effect; provided, that the Company
                                                    --------
          may determine to treat any attempted Disposition in breach of this Agreement, as an Offer pursuant to Section 2.5. Additionally, Section 4 shall apply to such attempted Disposition; provided, however, that
                                                       --------  -------
          the time periods set forth in that Section shall begin to run as of the date the Company receives evidence satisfactory to it of such attempted Disposition. In connection with any attempted Disposition in breach of this Agreement, the Company may hold and refuse to transfer any Common Stock or any certificate therefor or any Note tendered to it for transfer, in addition to and without prejudice to any and all other rights or remedies which may be available to it or the Holders. Each party to this Agreement acknowledges that a remedy at law for any breach or attempted breach of this Agreement will be inadequate, agrees that each other party to this Agreement shall be entitled to specific performance and injunctive and other equitable relief in case of any such breach or attempted breach and further agrees to waive (to the extent legally permissible) any legal conditions required to be met for the obtaining of any such injunctive or other equitable relief (including posting any bond in order to obtain equitable relief).

               (i) Each individual Non-YBR Holder and his or her spouse, if any, hereby appoints the Company as their agent and attorney-in-fact to make the Offers required and take all actions necessary under Sections
          2.1 through 2.5 and Section 6 on their behalf and to execute any required Adoption Agreement on their behalf, and expressly bind themselves to such Offers and to the Company's execution of any such Adoption Agreement without further action on their part, and all such powers of attorney granted herein are deemed to be coupled with an interest in the Common Stock and Preferred Stock shall survive the death, disability, bankruptcy or dissolution of such Non-YBR Holder or his or her spouse, if any.

               (j) This Agreement may be executed simultaneously in two or more counterparts, any one of which need not contain the signatures of more than one party, but all such counterparts taken together will constitute one and the same agreement. It shall not be necessary in making proof of this Agreement to produce or account for more than one such counterpart. The failure of any Holder to execute this Agreement does not make it invalid as against any other Holder.

               (k) Whenever possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability will not affect any other provision or any other jurisdiction, and such invalid, void or otherwise unenforceable provisions shall be null and void. It is the intent of the parties, however, that any invalid, void or otherwise unenforceable provisions be automatically replaced by other provisions which are as similar as possible in terms to such invalid, void or otherwise unenforceable provisions but are valid and enforceable to the fullest extent permitted by law.

               (l) Each party hereto shall do and perform or cause to be done and performed all such further acts and things and shall execute and deliver all such other agreements, certificates, instruments, and documents as any other party hereto reasonably may request in order to carry out the provisions of this Agreement and the consummation of the transactions contemplated hereby.

               (m) The parties to this Agreement agree that jurisdiction and venue in any action brought by any party hereto pursuant to this Agreement shall properly (but not exclusively) lie in any federal or state court located in the State of New York. By execution and delivery of this Agreement, the parties hereto irrevocably submit to the jurisdiction of such courts for himself and in respect of his property with respect to such action. The parties hereto irrevocably agree that venue would be proper in such court, and hereby waive any objection that such court is an improper or inconvenient forum for the resolution of such action. The parties further agree that the mailing by certified or registered mail, return receipt requested, of any process required by any such court shall constitute valid and lawful service of process against them, without necessity for service by any other means provided by statute or rule of court.

               (n) No course of dealing between the Company, or its subsidiaries, and the Holders (or any of them) or any delay in exercising any rights hereunder will operate as a waiver of any rights of any party to this Agreement. The failure of any party to enforce any of the provisions of this Agreement will in no way be construed as a waiver of such provisions and will not affect the right of such party thereafter to enforce each and every provision of this Agreement in accordance with its terms.

               (o) BECAUSE DISPUTES ARISING IN CONNECTION WITH COMPLEX FINANCIAL TRANSACTIONS ARE MOST QUICKLY AND ECONOMICALLY RESOLVED BY AN EXPERIENCED AND EXPERT PERSON AND THE PARTIES WISH APPLICABLE STATE AND FEDERAL LAWS TO APPLY (RATHER THAN ARBITRATION RULES), THE PARTIES DESIRE THAT THEIR DISPUTES BE RESOLVED BY A JUDGE APPLYING SUCH APPLICABLE LAWS. THEREFORE, TO ACHIEVE THE BEST COMBINATION OF THE BENEFITS OF THE JUDICIAL SYSTEM AND OR ARBITRATION, THE PARTIES HERETO WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT OR PROCEEDING BROUGHT TO ENFORCE OR DEFEND ANY RIGHT OR REMEDIES UNDER THIS AGREEMENT OR ANY DOCUMENTS RELATED HERETO.

               (p) This Agreement sets forth the entire agreement of the parties hereto as to the subject matter hereof and supersedes all previous agreements among all or some of the parties hereto, whether written, oral or otherwise. Unless otherwise provided herein, any consent required by the Company may be withheld by the Company in its sole discretion.

               (q) No Person not a party to this Agreement, as a third party beneficiary or otherwise, shall be entitled to enforce any rights or remedies under this Agreement.

               (r) If, and as often as, there are any changes in the Common Stock or Preferred Stock by way of stock split, stock dividend, combination or reclassification, or through merger, consolidation, reorganization or recapitalization, or by any other means, appropriate adjustment shall be made in the provisions of this Agreement, as may be required, so that the rights, privileges, duties and obligations hereunder shall continue with respect to the Common Stock or Preferred Stock as so changed.

               (s) No director of the Company shall be personally liable to the Company or any Holder as a result of any acts or omissions taken under this Agreement in good faith.

               (t) Except for Dispositions allowed under Section 4.2 or Section 9, if the Company proposes for any reason to register shares of Common Stock or Preferred Stock under the Securities Act, the Non-YBR Holders shall not engage in, or permit a Disposition of, any shares of Common Stock or Preferred Stock without the prior written consent of the Company for a period as shall be determined by the managing underwriters, which period cannot last more than one hundred and eighty (180) days after the effective date of such registration statement.

               (u) In the event additional shares of Common Stock or Preferred Stock are issued by the Company to a Holder at any time during the term of this Agreement, either directly or upon the exercise or exchange of securities of the Company exercisable for or exchangeable into shares or Common Stock or Preferred Stock, such additional shares of Common Stock or Preferred Stock, as a condition to such issuance, become subject to the terms and provisions of this Agreement.

               (v) Notwithstanding anything to the contrary contained herein, YBR may assign its rights or obligations, in whole or in part, under this Agreement to one or more of its Affiliates.

               (w) In the event that any member of YBR becomes an owner of Common Stock or Preferred Stock of the Company, such member shall automatically become a party to this Agreement and this Agreement shall be amended and restated to provide that the Apollo Group or a designee of the Apollo Group shall have all of the rights of YBR hereunder.

          This Agreement is executed by the Company and by each Holder and spouse of a Non-YBR Holder to be effective as of the date first above written.

                                        COMPANY

                                        SALT HOLDINGS CORPORATION


                                        By: ____________________________________
                                            Name:
                                            Title


                                        HOLDERS

                                        YBR HOLDINGS LLC

                                        By: ____________________________________
                                            Name:
                                            Title


                                        NON-YBR HOLDERS

                                        See Annex II

                                    EXHIBIT A

                               ADOPTION AGREEMENT

          This Adoption Agreement ("Adoption") is executed pursuant to the terms of the Investor Rights Agreement dated as of the Original Issue Date, a copy of which is attached hereto (the "Investor Rights Agreement"), by the transferee ("Transferee") executing this Adoption. By the execution of this Adoption, the Transferee agrees as follows:

          (1)  Acknowledgement. Transferee acknowledges that Transferee is
               ---------------
               acquiring certain shares of Common Stock and/or Preferred Stock of Salt Holdings Corporation, a Delaware corporation (the "Company"), subject to the terms and conditions of the Investor Rights Agreement, among the Company and the Holders party thereto. Capitalized terms used herein without definition are defined in the Investor Rights Agreement and are used herein with the same meanings set forth therein.

          (2)  Agreement. Transferee (i) agrees that the shares of Common Stock
               ---------
               and/or Preferred Stock acquired by Transferee, and certain other shares of Common Stock, Preferred Stock , and other securities that may be acquired by Transferee in the future, shall be bound by and subject to the terms of the Investor Rights Agreement, pursuant to the terms thereof, and (ii) hereby adopts the Investor Rights Agreement with the same force and effect as if he were originally a party thereto.

          (3)  Notice. Any notice required as permitted by the Investor Rights
               ------
               Agreement shall be given to Transferee at the address listed beside Transferee's signature below.

          (4)  Joinder. The spouse of the undersigned Transferee, if applicable,
               -------
               executes this Adoption to acknowledge its fairness and that it is in such spouse's best interest, and to bind such spouse's community interest, if any, in the shares of Common Stock, Preferred Stock, and other securities referred to above and in the Investor Rights Agreement, to the terms of the Investor Rights Agreement.



                                   __________________________________________

                                   __________________________________________

                                                                         Annex I
                                                                         -------

                                                                        Annex II
                                                                        --------

          (i)   If to the Company:

                        Salt Holdings Corporation
                        8300 College Park Boulevard
                        Overland Park, Kansas 66210
                        Attention: Vice President-Human Resources

                with a copy to:

                        Latham & Watkins
                        885 Third Avenue
                        New York, N.Y. 10022-4802
                        Attention: Raymond Y. Lin, Esq.

          (ii)  If to YBR:

                        YBR Holdings LLC
                        c/o Apollo Management, L.P.
                        1301 Avenue of the Americas
                        New York, NY 10019
                        Attention: Scott Kleinman

                with a copy to:

                        Latham & Watkins
                        885 Third Avenue
                        New York, N.Y. 10022-4802
                        Attention: Raymond Y. Lin, Esq.

          (iii) If to any Non-YBR Holder, to the address set forth with respect to such Non-YBR Holder in the Company's records.

                                    * * * * *

                                                   NON-YBR HOLDERS

                                                   ----------------------------
                                                   Robert Clark


                                                   ----------------------------
                                                   Keith Clark


                                                   ----------------------------
                                                   David Goadby


                                                   ----------------------------
                                                   Rodney Underdown


                                                   ----------------------------
                                                   Steve Wolf

                                                   ----------------------------
                                                   Eric Beaumont